Rule 497(e)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund

(the “Trust”)

First Trust WCM Global Equity ETF

(the “Fund”)

Supplement to the Fund’s Statement of Additional Information

Dated September 17, 2026

Notwithstanding anything to the contrary in the Fund’s Statement of Additional Information (“SAI”), as of the date set forth above, the “Breakpoints” table in the section entitled “Management of the Fund – Investment Advisor” in the Fund’s SAI is replaced in its entirety with the following:

Management Fee	Breakpoints
0.85000%	Fund net assets up to and including $2.5 billion
0.82875%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.80750%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.78625%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.76500%	Fund net assets greater than $10 billion

Please Keep this Supplement for Future Reference